UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: _650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter May 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

Overall, the 12 months ended May 31, 2017, benefited from mostly upbeat economic data and better corporate earnings in the U.S., signs of improvement in the Chinese and European economies and ongoing expansionary monetary policies from key central banks. The U.S. job market remained healthy as the unemployment rate declined.

After maintaining its target interest rate in the 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%. In March, the Fed raised its target range 0.25% for the second time in three months to 0.75%–1.00%. The 10-year U.S. Treasury yield began the period at 1.84% and rose to 2.21% at period-end. Fixed income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a +1.58% total return for the 12 months ended May 31, 2017.1 Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a +1.46% total return for the 12-month period.1

A couple of weeks after the end of the reporting period, the Fed raised its target range a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity.

In addition, Franklin Municipal Securities Trust’s annual report includes more detail about municipal bond market conditions and discussions from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Municipal Securities Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Not part of the annual report	franklintempleton.com

Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended May 31, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +1.46% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a 0.00% total return.1 U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +17.47% total return for the reporting period.1

Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, deregulation and significant infrastructure spending. These same factors stoked fears among bond investors of inflation and higher interest rates. As a result, both the municipal bond market and U.S. Treasury market sold off sharply immediately following the election. Fixed income markets quickly stabilized, however, and generated positive returns from December through the end of the reporting period.

The election also resulted in Republican control of both the White House and Congress, marking the first time in six years that one party has controlled both the Executive and Legislative branches. Many forecasters believe the Trump presidency could usher in a new era of higher growth for the U.S. economy. As of period-end, however, there are still more questions than answers about the new administration’s ability to implement its agenda and the timing of any related legislation.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% two times during the reporting period: once in December and again in March. The target range of the federal funds rate currently stands at 0.75%–1.00%. The Fed also increased the discount rate by 0.25% to 1.50% in March. After raising its target range by 0.25% just once in both 2015 and 2016, in March the Fed indicated that it expects three such increases in 2017. In its March press release, the central bank cited expanding economic activity and strong labor markets, while noting that monetary policy will remain accommodative until its desired 2% inflation target is attained.

Investors displayed a healthy appetite for risky assets through most of the period. Municipal bonds with shorter maturities generally performed better than bonds with longer maturities and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +4.60% total return for the period and the Bloomberg Barclays Municipal Long (22+ Years) Bond Index returned +1.45%.1

Approximately $374 billion in municipal bonds were issued over the past 12 months. However, this was offset by the approximately $350 billion in municipal bonds that either matured or were called out of the market, making net supply slightly positive for the period at $24 billion.2 This net positive supply picture created a somewhat weaker technical backdrop that contributed to tepid returns for the period.

Overall, benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began, despite touching record low levels in July. Bond prices will decline as interest rates rise, impacting total return performance. However, bouts of volatility such as the one experienced following the election provide opportunities for Franklin Templeton’s actively managed investment strategies to seek to take advantage of market dislocations and potentially increase the income of its portfolios. In periods of low and declining interest rates, as has been the environment over the past several years, issuers can “pre-refund” their debt. As a result, our funds have heightened exposure to these pre-refunded bonds, which tend to be short duration, high quality securities. In addition to generating income at higher than current market rates, they also enhance portfolio liquidity and help reduce volatility.

Several developments affected Puerto Rico bonds over the reporting period. On May 3, 2017, the Puerto Rico federal Oversight Board filed for Title III (bankruptcy) under the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) for Puerto Rico’s central government, and followed with a similar filing for COFINA on May 5, 2017. In doing so, the Oversight Board made the determination that Puerto Rico and COFINA each met the requirements for commencing a Title III proceeding, including that good faith efforts to reach a consensual restructuring with creditors were made without having reached an agreement. Judge Laura

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

See www.franklintempletondatasources.com for additional data provider information.

2. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	3

Taylor Swain, a district court judge in the Southern District of New York, is presiding over the process, and the first hearing was held on May 17, 2017, in San Juan. Legal counsel for Franklin, OppenheimerFunds and First Puerto Rico Funds appeared on their behalf at the May 17th hearing to represent their interests with respect to their COFINA holdings.

On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The board, appointed by the House of Representatives, Senate and President Obama, has fiscal oversight over Puerto Rico’s finances for an initial term of five years and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access… at reasonable interest rates” to the capital markets. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, Title III of PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9. Title III is available to Puerto Rico and its related issuers only if negotiations under Title VI of PROMESA do not result in consensual agreements with creditors following good faith efforts to reach a consensual restructuring.

On Monday, March 13, 2017, the Oversight Board certified a 10-year Fiscal Plan for Puerto Rico, as required by PROMESA.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts.

After months of negotiation, PREPA and more than 70% of its creditors signed an Amended and Restated Restructuring Support Agreement (RSA) that would provide, among other things, for a restructuring of some of PREPA’s outstanding debt at 85 cents on the dollar. In our view, the implementation of the RSA would provide the basis for PREPA to provide more reliable and lower-cost service, fund its capital needs for the medium term, help ensure environmental compliance, diversify generation resources to include more natural gas, and provide jobs.

The new RSA sets forth numerous milestones, including approval from the Oversight Board, and is scheduled to expire September 1, 2017, the date on which the exchange is expected to take place.

COFINA, the Spanish name for debt secured by a dedicated portion of the sales and use tax, has through May 2017 made all principal and interest payments on time and in full. Several creditors have alleged that an event of default has occurred which could, under certain circumstances, result in acceleration. Because Judge Swain could not hear the matter prior to June 1, 2017, when a small debt service payment was due, she ordered the payment, which is on deposit with the trustee, be put in escrow for benefit of bondholders until the matter is heard in the next few months.

On July 1, 2016, Puerto Rico defaulted on the entire payment due on its General Obligation (GO) Bonds, making it the first state or territory-level issuer to do so since the Great Depression. The government has continued to default on GO bonds as of this writing; however, Puerto Rico Governor Ricardo Roselló Nevares did authorize the March 1, 2017, debt service payment of $1.4 million.

On November 22, 2016, certain Franklin Municipal Bond Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of GO hedge fund bondholders and the government, in an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017. On April 4, 2017, the First Circuit Court of Appeals, in a related motion, stayed all aspects of the lawsuit until May 1, 2017. The Title III filing discussed above has further stayed this lawsuit and other litigation related to Puerto Rico’s GO and COFINA debt.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of

4	Annual Report	franklintempleton.com

fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	5

Franklin California High Yield Municipal Fund

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Composition*

5/31/17

Ratings	% of Total Investments
AAA	1.71%
AA	23.72%
A	19.07%
BBB	16.09%
Below Investment Grade	9.60%
Refunded	9.82%
Not Rated	19.99%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.10 on May 31, 2016, to $10.89 on May 31, 2017. The Fund’s Class A shares paid dividends totaling 39.34 cents per share for the reporting period.2 The Performance Summary beginning on page 9 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.60% based on an annualization of May’s 3.41 cent per share dividend and the maximum offering price of $11.37 on May 31, 2017. An investor in the 2017 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.32% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
6/1/16–5/31/17
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.30	2.79	3.39
July	3.25	2.74	3.34
August	3.20	2.69	3.29
September	3.16	2.63	3.25
October	3.16	2.63	3.25
November	3.16	2.63	3.25
December	3.21	2.69	3.30
January	3.31	2.79	3.40
February	3.36	2.84	3.45
March	3.41	2.92	3.49
April	3.41	2.92	3.49
May	3.41	2.92	3.49
Total	39.34	33.19	40.39

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

State Update

California’s large and diverse economy continued to expand during the past 12 months under review. Universities and

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

6	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. Unemployment declined from 5.5% in May 2016 to 4.7% at period-end, yet remained above the 4.3% national rate.3 Sales of California homes declined during the period as housing prices generally increased.

According to independent credit rating agency Standard & Poor’s (S&P), several years of improving California’s fiscal condition have enabled the state to significantly increase funding for education, establish anti-poverty programs, retire debts and build budgetary reserves. However, recent state spending growth and slower revenue collections throughout fiscal year 2017 have marginally tipped California’s general fund into an operating deficit. The governor’s new fiscal year 2017 budget proposal anticipates slower revenue growth ahead and recommends corrective action to close the budget gap.

California’s net tax-supported debt was $2,217 per capita and 4.2% of personal income, compared with the $1,006 and 2.5% national medians, respectively.4 During the period under review, S&P assigned its rating of California’s general obligations bonds at AA- with a stable outlook.5 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition
5/31/17
% of Total Investments*
Tax-Supported	22.6%
General Obligation	13.4%
Transportation	13.2%
Hospital & Health Care	12.0%
Refunded**	11.5%
Utilities	7.8%
Other Revenue	7.1%
Higher Education	4.9%
Subject to Government Appropriations	3.5%
Housing	2.9%
Corporate-Backed	1.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	7

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of May 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+1.71%	-2.59%
5-Year	+28.71%	+4.27%
10-Year	+67.72%	+4.85%

Advisor
1-Year	+1.80%	+1.80%
5-Year	+29.42%	+5.29%
10-Year	+69.42%	+5.41%

Share Class	Distribution Rate[3]	Taxable Equivalent Distribution Rate[4]	30-Day Standardized Yield[5]	Taxable Equivalent 30-Day Standardized Yield[4]
A	3.60%	7.32%	2.67%	5.43%
Advisor	3.84%	7.81%	2.89%	5.88%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

franklintempleton.com	Annual Report	9

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/07–5/31/17)

Advisor Class (6/1/07–5/31/17)

See page 11 for Performance Summary footnotes.

10	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/17	5/31/16	Change
A (FCAMX)	$10.89	$11.10	-$0.21
C (FCAHX)	$10.97	$11.17	-$0.20
Advisor (FVCAX)	$10.91	$11.12	-$0.21

Distributions (6/1/16–5/31/17)
Share Class	Net Investment Income
A	$0.3934
C	$0.3319
Advisor	$0.4039

Total Annual Operating Expenses[8]
Share Class
A	0.65%
Advisor	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, there by increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/17.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and California state personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	11

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1]	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1]	Annualized Expense Ratio
A	$1,000	$1,059.90	$3.34	$1,021.69	$3.28	0.65%
C	$1,000	$1,056.40	$6.15	$1,018.95	$6.04	1.20%
Advisor	$1,000	$1,059.20	$2.82	$1,022.19	$2.77	0.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

12	Annual Report	franklintempleton.com

Franklin Tennessee Municipal Bond Fund

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*

5/31/17

Ratings	% of Total Investments
AA	55.52%
A	16.45%
BBB	3.32%
Below Investment Grade	2.27%
Refunded	20.18%
Not Rated	2.26%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.44 on May 31, 2016, to $11.11 on May 31, 2017. The Fund’s Class A shares paid dividends totaling 37.50 cents per share for the reporting period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.21% based on an annualization of May’s 3.10 cent per share dividend and the maximum offering price of $11.60 on May 31, 2017. An investor in the 2017 maximum combined effective federal and Tennessee personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.99% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*
6/1/16–5/31/17
	Dividend per Share (cents)
Month	Class A	Advisor Class**
June	3.20	—
July	3.10	—
August	3.10	—
September	3.10	1.59
October	3.10	3.19
November	3.10	3.19
December	3.10	3.19
January	3.15	3.24
February	3.15	3.24
March	3.15	3.24
April	3.15	3.24
May	3.10	3.19
Total	37.50	27.31

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/15/16, the Fund began offering Advisor Class shares. See the prospectus for details.

State Update

Over the 12 months under review, Tennessee’s diverse economy grew. The state is a distribution and manufacturing hub partly due to its access to the Mississippi River,

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 40.

franklintempleton.com	Annual Report	13

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

transportation network and abundant supply of land. These factors contributed to its strong–yet cyclical–trade and manufacturing businesses. Tennessee’s unemployment rate declined from 4.6% in May 2016 to 4.0% at period-end, below the nation’s 4.3% average.3

Tennessee’s fiscal year 2016 budget ended the period with better-than-budgeted revenue performance and supported the enacted fiscal year 2017 budget surplus, which includes additional funding for K-12 education, teacher pay and rural development. The state’s enacted 2016 and 2017 budgets are structurally balanced and aim to continue building rainy day reserves.

Tennessee’s net tax-supported debt was relatively low at $322 per capita and 0.8% of personal income, compared with the $1,006 and 2.5% national medians, respectively.4 During the period under review, independent credit rating agency Standard & Poor’s (S&P) assigned the state’s general obligations bonds AAA with a stable outlook.5 In S&P’s view, the rating reflected the state’s strong growth, improving rainy day reserves, strong financial management practices and performance, long-standing funding of the state’s retirement obligations and low debt burden. The outlook also reflected S&P’s view of Tennessee’s excellent management of its long-term liabilities and that the state could continue to exhibit economic growth, supported by its growing employment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those

Portfolio Composition

5/31/17

% of Total Investments*
Utilities	26.1%
Refunded**	24.7%
Hospital & Health Care	17.2%
Higher Education	8.9%
General Obligation	7.6%
Transportation	6.6%
Other Revenue	4.3%
Housing	3.0%
Tax-Supported	1.1%
Subject to Government Appropriations	0.5%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which decreased in price over the period. The price decline of COFINA bonds outweighed an increase in price for the PREPA bond in the Fund. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview on page 3. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditwor-thiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

14	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	15

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Performance Summary as of May 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.40%	-3.89%
5-Year	+10.91%	+1.21%
10-Year	+44.73%	+3.31%

Advisor[3]
1-Year	+0.56%	+0.56%
5-Year	+11.08%	+2.12%
10-Year	+44.96%	+3.78%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.21%	5.99%	1.74%	3.25%
Advisor	3.44%	6.42%	1.92%	3.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

16	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/07–5/31/17)

Advisor Class (6/1/07–5/31/17)3

See page 18 for Performance Summary footnotes.

franklintempleton.com	Annual Report	17

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	5/31/17	9/15/16	5/31/16	Change
A (FRTIX)	$11.11	N/A	$11.44	- $0.33
Advisor (FTMZX)	$11.12	$11.50	N/A	- $0.38

Distributions (6/1/16–5/31/17)
Share Class	Net Investment Income
A	$0.3750
Advisor (9/15/16–5/31/17)	$0.2731

Total Annual Operating Expenses[9]

Share Class
A	0.72%
Advisor	0.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.91% and -0.91%.

4. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/17.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/16 for the maximum combined effective federal and Tennessee state personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

18	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/16	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1]	Ending Account Value 5/31/17	Expenses Paid During Period 12/1/16–5/31/17[1]	Annualized Expense Ratio
A	$1,000	$1,023.50	$3.83	$1,021.14	$3.83	0.76%
Advisor	$1,000	$1,024.90	$3.33	$1,021.64	$3.33	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	19

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin California High Yield Municipal Fund

	Year Ended May 31,
	2017	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.10	$10.65	$10.42	$10.59	$10.40

Income from investment operations[a]:

Net investment income[b]	0.40	0.41	0.44	0.49	0.46

Net realized and unrealized gains (losses)	(0.22)	0.46	0.24	(0.18)	0.17

Total from investment operations	0.18	0.87	0.68	0.31	0.63

Less distributions from net investment income	(0.39)	(0.42)	(0.45)	(0.48)	(0.44)

Net asset value, end of year	$10.89	$11.10	$10.65	$10.42	$10.59

Total return[c]	1.71%	8.37%	6.63%	3.22%	6.10%

Ratios to average net assets

Expenses	0.63%	0.65%	0.63%	0.63%	0.61%

Net investment income	3.66%	3.83%	4.17%	4.95%	4.31%

Supplemental data

Net assets, end of year (000’s)	$1,377,514	$1,442,703	$1,294,192	$1,203,532	$1,330,444

Portfolio turnover rate	19.73%	12.23%	11.98%	22.26%	5.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.17	$10.72	$10.49	$10.65	$10.46

Income from investment operations[a]:

Net investment income[b]	0.34	0.36	0.39	0.44	0.40

Net realized and unrealized gains (losses)	(0.21)	0.45	0.23	(0.18)	0.17

Total from investment operations	0.13	0.81	0.62	0.26	0.57

Less distributions from net investment income	(0.33)	(0.36)	(0.39)	(0.42)	(0.38)

Net asset value, end of year	$10.97	$11.17	$10.72	$10.49	$10.65

Total return[c]	1.22%	7.73%	6.01%	2.74%	5.48%

Ratios to average net assets

Expenses	1.18%	1.20%	1.18%	1.18%	1.16%

Net investment income	3.11%	3.28%	3.62%	4.40%	3.76%

Supplemental data

Net assets, end of year (000’s)	$358,308	$377,550	$326,456	$278,775	$322,824

Portfolio turnover rate	19.73%	12.23%	11.98%	22.26%	5.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2017	2016	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.12	$10.67	$10.44	$10.61	$10.41

Income from investment operations[a]:

Net investment income[b]	0.41	0.43	0.45	0.50	0.47

Net realized and unrealized gains (losses)	(0.22)	0.45	0.24	(0.18)	0.18

Total from investment operations	0.19	0.88	0.69	0.32	0.65

Less distributions from net investment income	(0.40)	(0.43)	(0.46)	(0.49)	(0.45)

Net asset value, end of year	$10.91	$11.12	$10.67	$10.44	$10.61

Total return	1.80%	8.46%	6.73%	3.32%	6.30%

Ratios to average net assets

Expenses	0.53%	0.55%	0.53%	0.53%	0.51%

Net investment income	3.76%	3.93%	4.27%	5.05%	4.41%

Supplemental data

Net assets, end of year (000’s)	$720,890	$635,463	$474,392	$315,131	$303,904

Portfolio turnover rate	19.73%	12.23%	11.98%	22.26%	5.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2017

Franklin California High Yield Municipal Fund

	Units	Value

	Common Stocks and Other Equity Interests (Cost $611,327) 0.0%†
Consumer Discretionary 0.0%†
[a,b] 1155 Island Avenue LLC, LP	7,830,849	$611,323

	Principal Amount
Corporate Bonds (Cost $3,893,328) 0.1%
Consumer Discretionary 0.1%
[c,d] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$3,893,328	3,896,991

	Municipal Bonds 93.1%
California 88.8%
ABAG Finance Authority for Nonprofit Corps. Revenue, Episcopal Senior Communities, Refunding, 6.125%, 7/01/41	7,500,000	8,285,925
Alameda Corridor Transportation Authority Revenue, second sub. lien, Refunding, Series B, AGMC Insured, 4.00%, 10/01/35	3,250,000	3,415,165
Alameda Special Tax, CFD No. 13-1, Alameda Landing Public Improvements, 5.00%, 9/01/46	1,400,000	1,539,818
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,356,716
Artesia Redevelopment Project Area, 5.70%, 6/01/42	2,920,000	2,921,314
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,215,000	3,463,873
Azusa Special Tax,
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/27	1,970,000	1,981,505
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	1,630,000	1,638,085
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded, zero cpn., 8/01/31	5,735,000	2,619,175
GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero cpn., 8/01/42	10,000,000	2,306,900
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4, 5.25%, 4/01/53	15,000,000	17,099,400
Beaumont Financing Authority Local Agency Revenue,
Series C, 5.45%, 9/01/27	6,435,000	6,436,802
Series C, 5.50%, 9/01/29	855,000	855,898
Series C, 5.50%, 9/01/35	1,035,000	1,035,859
Series C, 5.50%, 9/01/35	3,995,000	4,008,463
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,264,166
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%, 9/01/35	5,000,000	5,301,150
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	3,018,210
California Municipal Finance Authority Revenue,
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,087,470
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/46	1,750,000	1,879,675
California PFAR,
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/27	1,125,000	1,290,848
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/32	825,000	914,587
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/37	1,325,000	1,438,500
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/47	1,950,000	2,098,571

franklintempleton.com	Annual Report	23

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Public Finance Authority Revenue,
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/37	$1,100,000	$1,209,483
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/47	5,000,000	5,419,500
California School Finance Authority Charter School Revenue,
Aspire Public Schools-Obligated Group, Refunding, 5.00%, 8/01/36	3,200,000	3,456,576
Aspire Public Schools-Obligated Group, Refunding, 5.00%, 8/01/46	2,500,000	2,636,775
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/35	1,000,000	1,083,300
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/45	1,100,000	1,161,732
Rocketship Education Obligated Group, Series A, 5.00%, 6/01/34	1,000,000	1,019,580
Rocketship Education Obligated Group, Series A, 5.125%, 6/01/47	1,100,000	1,113,827
Rocketship Education Obligated Group, Series A, 5.25%, 6/01/52	1,200,000	1,217,160
California School Finance Authority School Facility Revenue,
Alliance College, Ready Public Schools Project, Series C, 5.00%, 7/01/46	10,000,000	10,434,700
Green Dot Public School Project, Series A, 5.00%, 8/01/35	2,525,000	2,722,809
Green Dot Public School Project, Series A, 5.00%, 8/01/45	3,500,000	3,718,820
Kipp LA Projects, Series A, 5.00%, 7/01/35	1,200,000	1,276,092
Kipp LA Projects, Series A, 5.00%, 7/01/45	1,675,000	1,792,736
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/40	5,000,000	5,636,650
Loma Linda University, Refunding, Series A, 5.00%, 4/01/42	8,500,000	9,657,615
University of the Pacific, Refunding, 5.00%, 11/01/36	3,000,000	3,449,970
University of San Francisco, 6.125%, 10/01/36	2,000,000	2,370,000
California State GO,
Various Purpose, 6.00%, 11/01/39	13,000,000	14,550,900
Various Purpose, FGIC Insured, 6.00%, 8/01/19	30,000	30,237
Various Purpose, Refunding, 5.00%, 3/01/45	5,000,000	5,752,900
California State Health Facilities Financing Authority Revenue,
Adventist Health System/West, Refunding, Series A, 4.00%, 3/01/39	9,000,000	9,312,930
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/45	4,500,000	5,133,960
[e]Children’s Hospital Los Angeles, Refunding, Series A, 4.00%, 8/15/49	3,375,000	3,383,404
El Camino Hospital, 4.00%, 2/01/42	6,500,000	6,720,935
El Camino Hospital, 5.00%, 2/01/42	5,000,000	5,640,400
Kaiser Permanente, Refunding, Series A, Subseries A-2, 4.00%, 11/01/38	10,000,000	10,459,300
Kaiser Permanente, Series A, Subseries A-2, 4.00%, 11/01/51	25,000,000	25,425,750
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	8,134,691
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/33	4,000,000	4,297,000
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	26,925,000	30,847,972
California State Infrastructure and Economic Development Bank Revenue, Goodwill Industries of Sacramento Valley and Northern Nevada Project, Series A, 5.00%, 1/01/47	10,360,000	10,264,792
California State Municipal Finance Authority Charter School Lease Revenue,
Santa Rosa Academy Project, 5.125%, 7/01/35	450,000	467,919
Santa Rosa Academy Project, 5.375%, 7/01/45	1,400,000	1,446,676
California State Municipal Finance Authority Charter School Revenue,
King Chavez Academy of Excellence Project, Refunding, Series A, 5.00%, 5/01/36	2,675,000	2,816,267
King Chavez Academy of Excellence Project, Refunding, Series A, 5.00%, 5/01/46	2,775,000	2,873,707
Palmdale Aerospace Academy Project, 5.00%, 7/01/31	1,000,000	1,045,210
Palmdale Aerospace Academy Project, 5.00%, 7/01/36	2,750,000	2,793,313
Palmdale Aerospace Academy Project, 5.00%, 7/01/41	1,750,000	1,758,803
Palmdale Aerospace Academy Project, 5.00%, 7/01/46	1,670,000	1,672,355

24	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

		Principal Amount	Value

	Municipal Bonds (continued)
	California (continued)
	California State Municipal Finance Authority COP,
	Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.25%, 2/01/24	$5,000,000	$5,359,150
	Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.375%, 2/01/29	7,000,000	7,517,160
	Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.50%, 2/01/39	10,600,000	11,404,858
	California State Municipal Finance Authority Mobile Home Park Revenue,
	Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30	1,000,000	1,109,720
	Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39	1,200,000	1,334,088
	Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49	3,500,000	3,828,160
	Windsor Mobile Country Club, Refunding, Series A, 5.625%, 11/15/33	1,000,000	1,126,230
	Windsor Mobile Country Club, Refunding, Series A, 6.00%, 11/15/48	4,000,000	4,567,440
	California State Municipal Finance Authority Revenue,
	Biola University, Refunding, 5.00%, 10/01/36	1,100,000	1,261,370
	Biola University, Refunding, 5.00%, 10/01/39	1,000,000	1,137,320
	Biola University, Series A, Pre-Refunded, 5.625%, 10/01/23	6,000,000	6,372,540
	Biola University, Series A, Pre-Refunded, 5.80%, 10/01/28	7,500,000	7,982,850
	Biola University, Series A, Pre-Refunded, 5.875%, 10/01/34	6,000,000	6,392,220
	California Baptist University, Series A, 5.00%, 11/01/36	2,500,000	2,692,125
	California Baptist University, Series A, 5.375%, 11/01/40	5,000,000	5,335,600
	California Baptist University, Series A, 5.50%, 11/01/45	10,000,000	10,721,900
	Channing House Project, Refunding, Series A, 4.00%, 5/15/40	6,500,000	6,793,085
	Community Medical Centers, Refunding, Series A, 4.00%, 2/01/42	10,000,000	10,249,500
	Community Medical Centers, Series A, 5.00%, 2/01/40	5,000,000	5,524,400
	The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.00%, 11/01/36	1,395,000	1,293,360
	The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.50%, 11/01/46	1,600,000	1,510,288
	[e]Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/37	2,625,000	2,975,726
	[e]Eisenhower Medical Center, Refunding, Series A, 4.00%, 7/01/42	4,575,000	4,631,410
	Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	5,883,800
	Harbor Regional Center Project, Refunding, 5.00%, 11/01/32	3,020,000	3,365,941
	Harbor Regional Center Project, Refunding, 5.00%, 11/01/39	6,525,000	7,137,697
	Inland Regional Center Project, Refunding, 5.00%, 6/15/37	9,965,000	11,301,406
	Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	9,947,520
	NorthBay Healthcare Group, 5.00%, 11/01/35	1,100,000	1,219,658
	NorthBay Healthcare Group, 5.00%, 11/01/44	1,050,000	1,147,640
	NorthBay Healthcare Group, Series A, 5.25%, 11/01/47	3,000,000	3,381,660
	South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,456,653
	South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,761,460
	Southwest Community Health Center, California Mortgage Insured, Pre-Refunded, 6.125%, 2/01/40	4,000,000	4,218,800
	University of La Verne, Refunding, Series A, 5.00%, 6/01/43	5,000,000	5,732,050
	California State Municipal Finance Authority Student Housing Revenue,
	Bowles Hall Foundation, Series A, 5.00%, 6/01/35	600,000	644,928
	Bowles Hall Foundation, Series A, 5.00%, 6/01/50	3,250,000	3,470,350
[e]	California State PCFA Solid Waste Disposal Revenue,
	CalPlant I Project, Green Bonds, 7.00%, 7/01/22	3,500,000	3,548,790
	CalPlant I Project, Green Bonds, 7.50%, 7/01/32	13,000,000	13,576,030
	CalPlant I Project, Green Bonds, 8.00%, 7/01/39	6,500,000	7,021,495
	California State Public Works Board Lease Revenue,
	California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,419,798
	Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	4,101,192
	California State University Revenue, Systemwide, Refunding, Series A, 5.00%, 11/01/47	14,980,000	17,383,990

franklintempleton.com	Annual Report	25

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Insured Senior Living Health Facility Revenue, Los Angeles Jewish Home for the Aging, Fountainview at Gonda, Series A, California Mortgage Insured, 5.00%, 8/01/44	$2,450,000	$2,796,577
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	819,263
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,082,397
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,417,900
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	9,735,085
California Baptist University, Refunding, 7.25%, 11/01/31	1,250,000	1,404,463
California Baptist University, Refunding, 7.50%, 11/01/41	2,750,000	3,180,980
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	7,663,944
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	4,634,460
California Baptist University, Series A, 5.125%, 11/01/23	715,000	794,229
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,756,400
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,581,379
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,249,300
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	9,008,800
Enloe Medical Center, Refunding, California Mortgage Insured, 5.00%, 8/15/38	6,000,000	6,852,900
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,708,614
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, Pre-Refunded, 5.20%, 10/01/37	3,500,000	3,700,200
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	4,844,492
Lancer Educational Student Housing Project, Pre-Refunded, 5.625%, 6/01/33	3,000,000	3,060,000
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/46	10,735,000	10,984,696
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	8,550,000	9,345,577
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41	5,500,000	5,981,085
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46	5,000,000	5,413,650
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	6,500,000	7,128,940
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	8,980,000	10,094,687
Monterey Institute International, 5.50%, 7/01/31	8,145,000	8,489,859
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/35	2,000,000	2,198,040
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/45	3,810,000	4,133,507
Statewide Community Infrastructure Program, Refunding, Series R1, 5.00%, 9/02/40	2,395,000	2,488,237
Statewide Community Infrastructure Program, Series A, 4.00%, 9/02/27	2,455,000	2,485,319
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/36	1,035,000	1,092,939
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/37	2,000,000	2,121,680
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/45	2,255,000	2,354,942
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/46	2,500,000	2,630,875
California Statewide CDA Special Tax Revenue,
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/36	1,000,000	1,061,250
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/45	1,500,000	1,576,455
CFD No. 2016-02, Delta Coves, Series A, 5.00%, 9/01/46	11,155,000	11,179,541
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 5.75%, 5/15/32	10,000,000	10,468,600
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/35	1,205,000	1,349,624
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/40	1,500,000	1,666,620
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,456,248
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,117,602

26	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Casitas Municipal Water District Special Tax,
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.00%, 9/01/42	$8,000,000	$9,293,920
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.25%, 9/01/47	5,000,000	5,927,050
Centinela Valley UHSD,
GO, County of Los Angeles, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC
Insured, zero cpn., 8/01/45	42,000,000	9,734,760
GO, County of Los Angeles, Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,833,563
Ceres USD,
GO, Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/39	6,450,000	1,536,003
GO, Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/40	6,730,000	1,488,743
Chatom USD, GO, Capital Appreciation, Election of 2006, Series C, XLCA Insured, zero cpn., 8/01/47	9,450,000	1,690,416
Chino CFD Special Tax, No. 2003-3, Improvement Area No. 6, 5.00%, 9/01/45	1,665,000	1,811,254
City of Fullerton Special Assessment,
CFD No. 2, Amerige Heights, 4.00%, 9/01/24	110,000	118,223
CFD No. 2, Amerige Heights, 5.00%, 9/01/34	1,075,000	1,162,118
CFD No. 2, Amerige Heights, 5.00%, 9/01/44	2,450,000	2,614,616
City of Sacramento Special Tax, North Natomas Central CFD No. 2006-02, 5.00%, 9/01/46	1,815,000	2,020,658
Clovis USD,
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/27	7,500,000	5,711,850
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/28	3,000,000	2,192,670
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/42	8,500,000	2,951,030
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/43	3,000,000	991,020
Compton Community College District GO,
Election of 2002, Series B, Pre-Refunded, 6.625%, 8/01/27	3,085,000	3,459,735
Election of 2002, Series B, Pre-Refunded, 6.75%, 8/01/34	4,000,000	4,496,520
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	2,255,000	2,426,335
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	3,460,000	3,699,017
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	1,825,000	1,831,333
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	755,000	754,970
Corona-Norco USD, Special Tax, Refunding, CFD No. 5-1, 5.00%, 9/01/36	1,000,000	1,093,520
[c] Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation Improvement, 6.50%, 9/02/33	4,545,000	4,448,191
Cotati-Rohnert Park USD, GO, Election of 2014, Series C, BAM Insured, 5.00%, 8/01/45	4,000,000	4,531,480
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44	3,615,000	4,142,935
Election of 2014, Series A, 5.00%, 8/01/44	7,375,000	8,452,045
Refunding, 5.00%, 8/01/47	5,500,000	6,360,420
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project,
Redevelopment Projects, Series B, 7.75%, 10/01/27	3,795,000	4,513,621
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,780,000	4,937,405
Dana Point CFD Special Tax No. 2006-1,
5.00%, 9/01/38	1,000,000	1,069,480
5.00%, 9/01/45	2,500,000	2,662,250
Del Mar Race Track Authority Revenue, Refunding, 5.00%, 10/01/35	2,000,000	2,133,100
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,413,956

franklintempleton.com	Annual Report	27

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn., 12/01/28	$30,795,000	$17,960,568
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29 Fairfield Special Tax,	2,400,000	1,604,520
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/32	1,200,000	1,260,444
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/37	5,810,000	6,086,556
Fillmore Special Tax,
CFD No. 5 Improvement Area, Series A, 5.00%, 9/01/40	1,500,000	1,567,860
CFD No. 5 Improvement Area, Series A, 5.00%, 9/01/45	2,630,000	2,736,042
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	24,488,250
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33	19,000,000	9,719,830
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	46,284,800
Fremont CFD No. 1 Special Tax,
Pacific Commons, Refunding, 5.00%, 9/01/40	4,655,000	4,951,803
Pacific Commons, Refunding, 5.00%, 9/01/45	3,255,000	3,442,228
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, Second Subordinate, Refunding, Series C, zero cpn., 6/01/47	50,000,000	6,134,500
Asset-Backed, Refunding, Senior, Series A-1, 5.00%, 6/01/33	24,500,000	24,725,155
Asset-Backed, Series A, 5.00%, 6/01/45	42,630,000	48,646,372
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,019,650
Hanford Joint UHSD,
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	3,635,000	2,187,216
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/33	3,705,000	2,128,634
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/35	4,120,000	2,163,288
Hartnell Community College District GO,
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, Pre-Refunded,
zero cpn., 8/01/44	30,000,000	4,560,300
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, zero cpn.,
8/01/49	10,000,000	2,694,600
Imperial Community College District GO, Imperial County, Capital Appreciation, Election of 2010, Series A, AGMC Insured, 6.75%, 8/01/40	3,500,000	4,582,130
[c] Imperial County Special Tax,
CFD No. 98-1, 6.45%, 9/01/17	270,000	270,591
CFD No. 98-1, 6.50%, 9/01/31	5,705,000	5,717,038
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/45	2,465,000	2,753,676
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/50	2,000,000	2,233,580
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,202,113
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,215,104
San Juan Mobile Estates, Refunding, 5.00%, 8/15/45	5,000,000	5,483,400
San Juan Mobile Estates, Refunding, 5.00%, 8/15/50	4,900,000	5,344,675
Indio CFD Special Tax Revenue, No. 2004-3, Terra Lago, Improvement Area No. 1, Refunding, 5.00%, 9/01/35	1,250,000	1,361,650
Inland Valley Development Agency Successor Agency Tax Allocation,
Refunding, Series A, 5.25%, 9/01/37	7,500,000	8,670,825
Refunding, Series A, 5.00%, 9/01/44	9,000,000	10,003,410
Irvine Special Tax Revenue,
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/39	1,000,000	1,075,920
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,609,950
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/49	2,750,000	2,933,672

28	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Irvine USD Special Tax, CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	$2,565,000	$2,851,074
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/42	2,220,000	2,461,136
Refunding, Series A, 5.00%, 9/01/43	4,000,000	4,416,960
sub. lien, Series B, 5.00%, 9/01/40	4,000,000	4,360,240
Kaweah Delta Health Care District Revenue, Series B, 5.00%, 6/01/40	3,250,000	3,620,727
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,496,123
La Verne Mobile Home Revenue, Copacabana Mobilehome Park, Refunding, 5.00%, 6/15/49	1,765,000	1,962,345
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	4,980,000	5,310,124
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,568,892
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,643,040
Lake Tahoe USD, GO, Election of 2008, zero cpn. to 7/31/25, 5.30% thereafter, 8/01/40	1,140,000	916,788
Lancaster RDA Successor Agency Tax Allocation, Combined Redevelopment Project Areas, Housing Programs, Refunding, AGMC Insured, 4.00%, 8/01/39	3,500,000	3,599,960
Lancaster RDA Tax Allocation,
Combined Redevelopment Project Areas, Pre-Refunded, 6.875%, 8/01/34	2,000,000	2,251,280
Combined Redevelopment Project Areas, Pre-Refunded, 6.875%, 8/01/39	2,000,000	2,251,280
Las Virgenes USD, GO, Election of 2006, Series C, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	7,250,957
Lathrop Financing Authority Revenue,
Mossdale Village, Refunding, Series A, 6.00%, 9/02/28	1,010,000	1,127,615
Mossdale Village, Refunding, Series A, 6.00%, 9/02/29	1,070,000	1,189,594
Mossdale Village, Refunding, Series A, 6.00%, 9/02/30	1,075,000	1,190,143
Mossdale Village, Refunding, Series A, 5.50%, 9/02/35	3,670,000	3,890,053
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/32	1,170,000	1,288,275
Special Tax, junior lien, Refunding, Series B, 5.375%, 9/01/35	805,000	883,455
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area, Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,068,560
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	5,063,110
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,433,073
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/34	1,300,000	1,439,906
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/40	3,500,000	3,833,340
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/45	2,500,000	2,729,075
Los Alamitos USD,
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/34	1,500,000	1,359,840
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/42	4,500,000	3,994,605
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program, Series C, Pre-Refunded, 5.00%, 6/01/30	2,200,000	2,458,500
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Subordinate, Refunding, Series C, 5.00%, 5/15/34	2,135,000	2,497,267
Mendocino-Lake Community College District GO,
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	5,150,000	5,730,817
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/26, 6.85%
thereafter, 8/01/40	7,500,000	7,037,175
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, Pre-Refunded, 6.50%, 9/01/39	6,250,000	7,012,062
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, Pre-Refunded, zero cpn., 8/01/41	10,000,000	2,342,700

franklintempleton.com	Annual Report	29

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Monrovia Financing Authority Water and Sewer Revenue, AGMC Insured, 5.00%, 12/01/45	$2,500,000	$2,866,200
Moreland School District GO, Election of 2010, Series B, 5.00%, 8/01/41	4,045,000	4,642,042
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	46,178,987
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,312,150
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	7,419,522
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,393,825
Oakland USD Alameda County GO, Election of 2012, Pre-Refunded, 6.625%, 8/01/38	5,000,000	6,109,900
Oakley PFAR,
Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,090,271
Contra Costa County, Refunding, BAM Insured, 5.00%, 9/02/36	1,500,000	1,732,965
Ontario CFD No. 28 Special Tax,
New Haven Facilities, Area A, 5.00%, 9/01/42	1,000,000	1,060,820
New Haven Facilities, Area A, 5.00%, 9/01/47	500,000	527,860
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1, 5.10%, 9/02/33	1,745,000	1,746,797
Orange County CFD,
No. 2015-1, Esencia Village, Series A, 5.00%, 8/15/34	1,530,000	1,699,096
No. 2015-1, Esencia Village, Series A, 5.25%, 8/15/45	5,000,000	5,569,450
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,441,510
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	15,660,400
6.125%, 9/15/40	1,500,000	1,688,685
Palomar Health Revenue,
Refunding, 5.00%, 11/01/36	6,250,000	6,859,000
Refunding, 5.00%, 11/01/39	5,000,000	5,441,700
Palomar Pomerado Health Care District COP,
6.00%, 11/01/30	10,000,000	11,022,000
Pre-Refunded, 6.75%, 11/01/39	15,550,000	17,693,723
Paramount USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/51	25,000,000	2,839,250
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	4,417,800
Perris CFD No. 2001-1 Special Tax,
Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30	815,000	816,312
Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35	1,010,000	1,011,020
Perris CFD No. 2001-2 Special Tax, Villages of Avalon, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,877,325
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 6 and 7, Refunding, Series E, 4.25%, 9/01/38	4,195,000	4,281,291
May Farms Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33	1,980,000	2,147,072
Willowbrook, Refunding, Series B, 5.25%, 9/01/33	3,830,000	4,137,855
Perris PFAR Tax Allocation, Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,595,406
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	6,025,000	6,106,157
Pittsburg USD,
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/47	9,000,000	1,794,690
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/52	15,000,000	2,149,050
Pomona Revenue, Water Facilities Project, Refunding, Series BE, 5.00%, 5/01/47	7,500,000	8,791,050
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	5,846,200
Poway RDA Successor Agency Tax Allocation, Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/30	3,500,000	4,318,265
Poway USD Special Tax, CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/46	2,000,000	2,208,380
Rancho Cordova CFD No. 2005-1 Special Tax,
Sunridge North Douglas, 5.00%, 9/01/40	1,200,000	1,286,928
Sunridge North Douglas, 5.00%, 9/01/45	1,250,000	1,334,213

30	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20% thereafter, 8/01/31	$2,750,000	$2,798,950
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC
Insured, zero cpn., 8/01/49	22,000,000	6,234,580
Rio Elementary School District CFD No. 1 Special Tax, 5.50%, 9/01/39	6,915,000	7,582,159
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42.	13,000,000	12,930,840
Riverbank USD,
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/38	6,690,000	2,878,038
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/43	8,750,000	2,964,762
Riverside County Public Financing Authority Tax Allocation, Desert Communities and Interstate 215
Corridor Projects, Series A, BAM Insured, 4.00%, 10/01/40	5,000,000	5,210,400
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,754,246
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	3,107,077
Housing, Series A, 7.125%, 10/01/42	1,750,000	2,137,415
Housing, Series A, Pre-Refunded, 6.00%, 10/01/39	3,000,000	3,485,670
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,454,820
Riverside County Redevelopment Successor Agency Tax Allocation, Housing, Refunding, Series A, 4.00%, 10/01/37	6,000,000	6,267,000
Riverside County Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,629,705
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/43	7,500,000	2,225,400
senior lien, Series A, 5.75%, 6/01/44	5,000,000	5,626,050
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured, 5.00%, 6/01/33	4,280,000	4,902,440
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/41	3,000,000	3,385,290
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, Pre-Refunded, 6.75%, 9/01/29	2,630,000	2,965,193
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area No. 3, Refunding, 5.00%, 9/01/36	1,500,000	1,594,350
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/35	4,690,000	5,072,610
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/38	3,000,000	3,221,700
Roseville Special Tax,
CFD No. 1, Fiddyment Ranch, 5.00%, 9/01/19	980,000	985,596
CFD No. 1, Fiddyment Ranch, 5.125%, 9/01/21	980,000	983,920
CFD No. 1, Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,959,192
CFD No. 1, Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	7,898,045
CFD No. 1, HP Campus Oaks, Public Facilities, 5.00%, 9/01/36	1,550,000	1,580,923
CFD No. 1, HP Campus Oaks, Public Facilities, 5.50%, 9/01/46	4,050,000	4,263,192
CFD No. 1, Public Facilities, 5.00%, 9/01/29	500,000	560,810
CFD No. 1, Public Facilities, 5.00%, 9/01/34	1,100,000	1,204,280
CFD No. 1, Public Facilities, 5.00%, 9/01/39	1,885,000	2,034,292
CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,650,000	1,770,945
CFD No. 1, Stone Point, 6.375%, 9/01/24	1,440,000	1,449,230
CFD No. 1, Stone Point, 6.375%, 9/01/28	2,060,000	2,069,909
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/32	1,120,000	1,250,323
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/33	1,000,000	1,111,040
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/37	1,250,000	1,370,938
[e] CFD No. 5, Fiddyment Ranch, Public Facilities, Refunding, 5.00%, 9/01/32	1,265,000	1,377,889
[e] CFD No. 5, Fiddyment Ranch, Public Facilities, Refunding, 5.00%, 9/01/47	6,500,000	6,883,500

franklintempleton.com	Annual Report	31

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Rowland USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/34	$5,000,000	$2,640,100
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/39	15,000,000	6,334,500
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/42	10,750,000	4,048,450
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment,
Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,258,320
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%, 7/01/39	7,000,000	7,253,680
San Bernardino Community College District GO,
Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	4,006,647
Election of 2008, Series D, 5.00%, 8/01/45	2,755,000	3,172,410
Election of 2008, Series D, 5.00%, 8/01/48	3,760,000	4,317,909
San Bernardino County Special Tax,
CFD No. 2006-1, Improvement Area No. 1, Lytle Creek North, 5.00%, 9/01/40	1,000,000	1,048,070
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, 5.50%, 9/01/44	1,965,000	2,025,424
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, Refunding, 5.00%, 9/01/45	1,000,000	1,043,830
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	11,983,000
Community Memorial Health System, 7.50%, 12/01/41	5,000,000	5,801,600
San Clemente Special Tax,
CFD No. 2006-1, 5.00%, 9/01/40	1,790,000	1,952,532
CFD No. 2006-1, 5.00%, 9/01/46	2,490,000	2,705,036
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, Pre-Refunded, 5.625%, 9/01/40	2,315,000	2,652,944
Naval Training Center Redevelopment Project, Series A, Pre-Refunded, 5.75%, 9/01/40	3,000,000	3,449,880
San Diego USD,
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	11,660,000
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	19,701,185
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	4,166,290
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	8,248,500
San Francisco City and County RDA Successor Agency CFD No. 6 Special Tax, Mission Bay South Public Improvements, Capital Appreciation, Refunding, Series C, zero cpn., 8/01/43	10,000,000	2,414,100
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,792,425
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/23	2,000,000	1,459,880
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/26	3,000,000	1,815,780
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/31	6,000,000	2,753,040
Mission Bay South Redevelopment Project, Subordinate, Series D, zero cpn., 8/01/43	16,500,000	3,832,455
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 6.75%, 8/01/41	1,000,000	1,205,080
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/33	1,000,000	1,214,020
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.625%, 8/01/39	2,265,000	2,537,547
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/41	1,500,000	1,821,030
San Francisco Redevelopment Projects, Series B, 6.625%, 8/01/41	2,500,000	2,933,550
San Gorgonio Memorial Healthcare District GO, Riverside County, Refunding, 5.00%, 8/01/39	15,000,000	16,877,250
San Joaquin County Public Facilities FICO Revenue COP, Wastewater Conveyance Project, 6.00%, 8/01/37	1,000,000	1,000,470

32	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Joaquin Delta Community College District GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/30	$3,900,000	$1,927,614
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	15,355,044
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	14,106,911
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	26,782,481
junior lien, Refunding, Series B, 5.25%, 1/15/44	35,000,000	38,544,100
junior lien, Refunding, Series B, 5.25%, 1/15/49	75,000,000	82,334,250
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/36	2,250,000	2,606,895
Refunding, Series A, 5.00%, 3/01/37	2,500,000	2,887,450
Refunding, Series A, BAM Insured, 4.00%, 3/01/42	5,000,000	5,150,400
Refunding, Series B, 5.00%, 3/01/42	2,550,000	2,968,455
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/28	13,245,000	13,328,841
Merged Area Redevelopment Project, Series B, XLCA Insured, 4.25%, 8/01/36	5,000,000	5,025,500
San Mateo Special Tax,
CFD No. 2008-1, Bay Meadows, 5.875%, 9/01/32	1,500,000	1,652,865
CFD No. 2008-1, Bay Meadows, 5.375%, 9/01/38	2,500,000	2,681,625
CFD No. 2008-1, Bay Meadows, 6.00%, 9/01/42	5,000,000	5,510,250
CFD No. 2008-1, Bay Meadows, 5.50%, 9/01/44	3,300,000	3,547,797
Santa Barbara Elementary School District GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	8,528,640
Santa Cruz County RDA Tax Allocation, Pre-Refunded, 6.625%, 9/01/29	2,650,000	2,980,428
Santa Margarita Water District Special Tax,
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/36	3,000,000	3,339,240
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/43	10,000,000	11,092,500
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	7,105,000	8,044,281
Santee Community Development Commission Tax Allocation,
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/31	1,800,000	2,181,618
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/41	2,820,000	3,417,868
Saugus Castaic School Facilities Financing Authority Special Tax,
CFD No. 2006-1C, 5.875%, 9/01/33	1,370,000	1,535,291
CFD No. 2006-1C, 6.00%, 9/01/43	3,470,000	3,877,794
Saugus USD Special Tax, Senior CFD No. 2006-1, 4.25%, 9/01/44	2,500,000	2,507,900
Saugus/Hart School Facilities Financing Authority Special Tax,
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/41	1,250,000	1,351,888
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/46	1,250,000	1,343,263
Sierra View Local Health Care District Revenue, Pre-Refunded, 5.25%, 7/01/32	3,000,000	3,009,630
Silicon Valley Clean Water Wastewater Revenue, 5.00%, 8/01/40	2,500,000	2,910,350
5.00%, 8/01/45	1,500,000	1,736,700
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	1,470,000	1,477,776
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49	15,015,000	4,033,179
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,629,601
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	10,248,700
Susanville PFAR,
Utility Enterprises Project, Refunding, Sub Series B, 5.50%, 6/01/30	1,185,000	1,244,428
Utility Enterprises Project, Refunding, Sub Series B, 5.875%, 6/01/35	1,660,000	1,757,774
Utility Enterprises Project, Refunding, Sub Series B, 6.00%, 6/01/45	6,180,000	6,547,710
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn., 8/01/49	17,505,000	4,282,248

franklintempleton.com	Annual Report	33

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Temecula RDA Tax Allocation Revenue,
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	$2,100,000	$2,510,130
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	1,785,000	1,799,780
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38.	5,000,000	4,999,950
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	800,008
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,250,838
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Second Sub. Capital
Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	3,326,500
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	2,738,840
Truckee-Donner PUD Special Tax,
CFD No. 04-1, 5.20%, 9/01/25	3,000,000	3,009,150
CFD No. 04-1, 5.75%, 9/01/29	2,975,000	2,986,811
CFD No. 04-1, 5.25%, 9/01/30	5,050,000	5,064,140
CFD No. 04-1, 5.80%, 9/01/35	4,515,000	4,532,383
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, Pre-Refunded, 6.25%, 8/01/40	3,540,000	4,101,444
Tulare Sewer Revenue, Pre-Refunded, 6.50%, 11/15/45	10,000,000	11,411,900
Turlock PFA Tax Allocation Revenue, Pre-Refunded, 7.50%, 9/01/39	3,750,000	4,629,787
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 5.00%, 9/01/37	1,000,000	1,102,740
Tustin CFD No. 07-1 Special Tax,
Tustin Legacy/Retail Center, Pre-Refunded, 6.00%, 9/01/37	2,100,000	2,125,347
Tustin Legacy/Retail Center, Refunding, Series A, 5.00%, 9/01/37	2,330,000	2,546,760
Tustin CFD No. 14-1 Special Tax,
Legacy/Standard Pacific, Series A, 5.00%, 9/01/40	750,000	816,990
Legacy/Standard Pacific, Series A, 5.00%, 9/01/45	1,000,000	1,085,620
Tustin USD,
CFD No. 06-1 Special Tax, Pre-Refunded, 5.75%, 9/01/30	1,000,000	1,148,230
CFD No. 06-1 Special Tax, Pre-Refunded, 6.00%, 9/01/40	3,000,000	3,468,480
Union City CRDA Successor Agency Tax Allocation Revenue,
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/35	1,365,000	1,592,013
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/36	1,000,000	1,162,280
Union Elementary School District GO, Santa Clara County, Election of 2014, Series A, 5.00%, 9/01/49	2,375,000	2,736,974
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	5,000,000	5,801,750
Val Verde USD Special Tax Revenue,
Refunding, 5.00%, 9/01/29	3,200,000	3,594,272
Refunding, 5.00%, 9/01/37	2,000,000	2,183,320
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	3,435,000	3,447,057
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41	7,500,000	8,480,925
Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	6,208,117
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn., 6/01/49	11,940,000	3,226,188
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	3,138,540
West Hollywood Community Development Commission Tax Allocation,
East Side Redevelopment Project, Series A, 7.25%, 9/01/31	1,000,000	1,223,720
East Side Redevelopment Project, Series A, 7.50%, 9/01/42	5,000,000	6,118,950
[e] Western Placer USD, GO, Placer County, Election of 2016, Series A, BAM Insured, 4.00%, 8/01/47	5,000,000	5,202,900
Woodland Davis Clean Water Agency Water Revenue, Subordinate, Refunding, Series A, AGMC Insured, 5.00%, 3/01/39	1,600,000	1,812,752

34	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

		Principal Amount	Value
	Municipal Bonds (continued)
	California (continued)
	Woodland Finance Authority Water Revenue,
	6.00%, 3/01/36	$1,000,000	$1,164,190
	6.00%, 3/01/41	1,500,000	1,743,300
	Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.50%, 9/01/32	2,750,000	3,208,370
	Yucaipa Special Tax,
	CFD No. 98-1 Chapman Heights, Refunding, 5.00%, 9/01/26	1,000,000	1,094,860
	CFD No. 98-1 Chapman Heights, Refunding, 5.375%, 9/01/30	1,800,000	1,984,716
	Yucca Valley RDA Tax Allocation,
	Yucca Valley Redevelopment Project No. 1, 5.50%, 6/01/28	2,110,000	2,157,074
	Yucca Valley Redevelopment Project No. 1, 5.75%, 6/01/38	5,485,000	5,602,818

			2,180,527,202

	U.S. Territories 4.3%
	Guam 1.4%
	Government of Guam GO,
	Series A, Pre-Refunded, 5.00%, 11/15/23	6,745,000	6,868,838
	Series A, Pre-Refunded, 5.25%, 11/15/37	6,500,000	6,626,555
	Series A, Pre-Refunded, 7.00%, 11/15/39	5,000,000	5,714,750
	Guam Government Waterworks Authority Water and Wastewater System Revenue,
	5.625%, 7/01/40	4,000,000	4,296,120
	5.00%, 1/01/46	10,000,000	10,834,800

			34,341,063

	Northern Mariana Islands 0.0%†
	Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%, 3/15/28	1,185,000	1,201,614

	Puerto Rico2.9%
f	Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	10,000,000	5,800,000
	Puerto Rico Electric Power Authority Power Revenue,
	Refunding, Series A, 5.00%, 7/01/29	10,000,000	6,925,000
	Refunding, Series A, 5.00%, 7/01/42	6,000,000	4,155,000
	Series A, 7.00%, 7/01/33	25,000,000	17,475,000
	Series A, 6.75%, 7/01/36	11,735,000	8,185,162
	Series A, 7.00%, 7/01/43	5,000,000	3,495,000
	[c] Series A-4, zero cpn., 7/01/19	1,601,766	1,669,553
	[c] Series B, zero cpn., 7/01/19	1,601,765	1,669,552
	[c] Series E-1, zero cpn., 1/01/21	1,768,493	1,843,336
	[c] Series E-2, zero cpn., 7/01/21	1,768,493	1,843,335
	[c] Series E-3, zero cpn., 1/01/22	600,000	625,392
	[c] Series E-4, zero cpn., 7/01/22	600,000	625,392
	Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,500,000	5,293,750
[f]	Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series U, 5.25%, 7/01/42	20,000,000	10,700,000

			70,305,472

	Total U.S. Territories		105,848,149

	Total Municipal Bonds (Cost $2,072,217,755)		2,286,375,351

	Total Investments before Short Term Investments (Cost $2,076,722,410)		2,290,883,665

franklintempleton.com	Annual Report	35

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

		Principal Amount	Value
	Short Term Investments 7.7%
	Municipal Bonds 7.7%
	California 7.7%
[g]	California Infrastructure and Economic Development Bank Revenue, Los Angeles County Museum of Natural History Foundation, Refunding, Series A, LOC Wells Fargo Bank, Daily VRDN and Put, 0.50%, 9/01/37	$16,400,000	$16,400,000
[g]	California State GO,
	Kindergarten, Refunding, Series A1, LOC Citibank, Daily VRDN and Put, 0.55%, 5/01/34	4,900,000	4,900,000
	Kindergarten, Refunding, Series A2, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.50%, 5/01/34	13,100,000	13,100,000
	Kindergarten, Refunding, Series A3, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.53%, 5/01/34	900,000	900,000
	Series A-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.53%, 5/01/33	8,930,000	8,930,000
	Series A-3, LOC Bank of Montreal, Daily VRDN and Put, 0.50%, 5/01/33	1,500,000	1,500,000
[g]	California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone Bonds, Series B, Daily VRDN and Put, 0.66%, 11/01/35	3,740,000	3,740,000
[g]	Irvine 1915 Act Special Assessment,
	Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.76%, 9/02/22	1,000,000	1,000,000
	Limited Obligation Improvement, AD No. 94-15, Refunding, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.76%, 9/02/20	853,000	853,000
[g]	Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put, 0.57%, 10/01/41	43,255,000	43,255,000
[g]	Los Angeles Department of Water and Power Revenue,
	Power System, Refunding, Series A, Subseries A-4, SPA Bank of America, Daily VRDN and Put, 0.78%, 7/01/35	7,600,000	7,600,000
	Power System, Refunding, Series B, Subseries B-6, SPA Bank of Montreal, Daily VRDN and Put, 0.60%, 7/01/34	27,600,000	27,600,000
	Water System, Refunding, Series B, Subseries B-2, SPA Royal Bank of Canada, Daily VRDN and Put, 0.57%, 7/01/35	32,100,000	32,100,000
[g]	The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, SPA Citibank, Daily VRDN and Put, 0.60%, 7/01/35	24,600,000	24,600,000
[g]	University of California Regents Medical Center Pooled Revenue, Refunding, Series B-2, Daily VRDN and Put, 0.50%, 5/15/32	1,700,000	1,700,000

	Total Short Term Investments (Cost $188,178,000)		188,178,000

	Total Investments (Cost $2,264,900,410) 100.9%		2,479,061,665

	Other Assets, less Liabilities (0.9)%		(22,350,053)

	Net Assets 100.0%		$2,456,711,612

36	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

See Abbreviations on page 56.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2017, the aggregate value of these securities was $22,609,371, representing 0.9% of net assets.

dIncome may be received in additional securities and/or cash.

eSecurity purchased on a when-issued basis. See Note 1(b).

fSee Note 6 regarding defaulted securities.

gVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin Tennessee Municipal Bond Fund

	Year Ended May 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.44	$11.38	$11.47	$11.88	$11.94

Income from investment operations[a]:

Net investment income[b]	0.37	0.40	0.41	0.43	0.41

Net realized and unrealized gains (losses)	(0.32)	0.06	(0.08)	(0.42)	(0.06)

Total from investment operations	0.05	0.46	0.33	0.01	0.35

Less distributions from net investment income	(0.38)	(0.40)	(0.42)	(0.42)	(0.41)

Net asset value, end of year	$11.11	$11.44	$11.38	$11.47	$11.88

Total return[c]	0.40%	4.12%	2.86%	0.20%	2.93%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%	0.72%	0.72%	0.72%	0.70%

Expenses net of waiver and payments by affiliates	0.72%	0.72%	0.71%	0.70%	0.70%

Net investment income	3.27%	3.55%	3.60%	3.82%	3.40%

Supplemental data

Net assets, end of year (000’s)	$267,442	$307,294	$293,580	$273,142	$344,157

Portfolio turnover rate	18.95%	4.50%	11.64%	7.86%	7.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

Year Ended May 31, 2017[a]
Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.50

Income from investment operations[b]:

Net investment income[c]	0.27

Net realized and unrealized gains (losses)	(0.38)

Total from investment operations	(0.11)

Less distributions from net investment income	(0.27)

Net asset value, end of year	$11.12

Total return[d]	(0.91)%

Ratios to average net assets[e]

Expenses	0.62%

Net investment income	3.37%

Supplemental data

Net assets, end of year (000’s)	$23,916

Portfolio turnover rate	18.95%

aFor the period September 15, 2016 (effective date) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2017

Franklin Tennessee Municipal Bond Fund

	Principal Amount	Value

Municipal Bonds 99.4%
Tennessee 95.5%
Anderson County Water Authority Water and Sewer Revenue, Pre-Refunded, 5.00%, 6/01/36	$1,000,000	$1,115,930
Blount County GO, Refunding, Series B, 5.00%, 6/01/37	2,305,000	2,717,549
Blount County PBA Revenue,
Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/28	220,000	228,215
Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/32	1,590,000	1,647,129
Local Government Public Improvement, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28	880,000	915,711
Local Government Public Improvement, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/32	975,000	1,014,566
Chattanooga Electric System Revenue,
The Electric Power Board of Chattanooga, Refunding, Series C, 5.00%, 9/01/40	2,750,000	3,201,055
The Electric Power Board of Chattanooga, Series A, Pre-Refunded, 5.00%, 9/01/33	7,500,000	7,728,675
Chattanooga Health Educational and Housing Facility Board Revenue,
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	529,400
Student Housing, CDFI Phase I LLC, University of Tennessee at Chattanooga Project, Refunding, 5.00%, 10/01/35.	1,000,000	1,093,090
Chattanooga-Hamilton County Hospital Authority Hospital Revenue,
Erlanger Health System, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	775,000	842,417
Erlanger Health System, Refunding, AGMC Insured, 5.00%, 10/01/22	2,475,000	2,684,360
Clarksville Electric System Revenue,
Series A, 5.00%, 9/01/34	2,000,000	2,225,820
Series A, 5.00%, 9/01/35	3,185,000	3,541,401
XLCA Insured, Pre-Refunded, 5.00%, 9/01/23	2,325,000	2,347,878
XLCA Insured, Pre-Refunded, 5.00%, 9/01/32	4,000,000	4,039,360
Clarksville Water Sewer and Gas Revenue,
Refunding, 5.00%, 2/01/38	3,000,000	3,440,880
Refunding, 5.00%, 2/01/41	3,000,000	3,504,090
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,427,530
Gallatin Water and Sewer Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 1/01/33	2,215,000	2,267,606
Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,760,610
Hallsdale-Powell Utility District of Knox County Waterworks and Sewer Revenue, Improvement, NATL Insured, 5.00%, 4/01/31	1,000,000	1,002,550
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue,
Utilities, 5.00%, 9/01/44	4,400,000	5,051,860
Utilities, Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/35	3,700,000	3,736,852
Utilities, Refunding, 5.00%, 9/01/42	3,000,000	3,463,380
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/42	1,250,000	1,300,725
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Improvement, Pre-Refunded, 5.50%, 4/01/33	2,125,000	2,205,771
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36	7,000,000	7,788,690
Jackson-Madison County General Hospital, Refunding and Improvement, 5.50%, 4/01/33	875,000	903,254
Johnson City Electric System Revenue, Improvement, AGMC Insured, Pre-Refunded, 5.00%, 5/01/29	1,000,000	1,037,260
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	155,000	155,324
Kingsport GO, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,030,000	1,102,131
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,010,274
Knox County First Utility District Water and Sewer Revenue,
5.00%, 12/01/32	1,000,000	1,176,250
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,525,608

40	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health,
Refunding, Series A, 5.00%, 1/01/42.	$5,000,000	$5,648,850
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Refunding, 5.00%, 4/01/36	2,250,000	2,510,527
University Health System Inc., Refunding, 5.00%, 9/01/47	5,000,000	5,496,250
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
Pre-Refunded, 5.25%, 1/01/36	1,500,000	1,720,305
Refunding and Improvement, 5.00%, 1/01/33	1,470,000	1,716,548
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,170,360
Knoxville Wastewater System Revenue, Improvement, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,189,200
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,425,000	2,661,195
Loudon Water and Sewer Revenue,
Exempt Facility, Series A, 4.00%, 3/01/28	1,000,000	1,047,440
Exempt Facility, Series A, 5.00%, 3/01/32	1,300,000	1,444,339
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,665,000	2,940,748
Maryville Water and Sewer Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	5,688,815
Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,902,995
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,175,000
Memphis GO,
General Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,119,511
General Improvement, Refunding, 5.00%, 5/01/36	4,135,000	4,656,796
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,815,400
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,399,270
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,504,450
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,816,498
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B, 5.375%, 11/01/29	5,000,000	5,493,450
Metropolitan Government of Nashville and Davidson County Electric System Revenue,
Series A, 5.00%, 5/15/36	3,500,000	3,945,935
Series A, 5.00%, 5/15/39	4,000,000	4,622,800
[a]Series A, 5.00%, 5/15/42	3,000,000	3,573,840
Series A, Pre-Refunded, 5.00%, 5/15/33	3,000,000	3,116,550
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue,
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	2,670,000	2,945,731
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	830,000	914,702
Vanderbilt University, Series B, Pre-Refunded, 5.00%, 10/01/39	9,000,000	9,826,380
Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	5,000,000	5,636,550
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/38	3,000,000	3,407,010
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/43	2,075,000	2,341,409
Metropolitan Nashville Airport Authority Revenue, Improvement, Series A, 5.00%, 7/01/45	4,000,000	4,539,000
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,392,575
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit Group, Series C, 5.00%, 11/15/40	10,000,000	10,781,800
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19.	3,015,000	3,231,899
Educational Facilities, Rhodes College, 5.00%, 8/01/40	750,000	860,115
Educational Facilities, Rhodes College, 5.50%, 8/01/40	5,000,000	5,739,550
Educational Facilities, Rhodes College, 5.00%, 8/01/45	1,700,000	1,941,655

franklintempleton.com	Annual Report	41

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

		Principal Amount	Value

	Municipal Bonds (continued)
	Tennessee (continued)
	Shelby County Health Educational and Housing Facility Board Revenue, (continued)
	Methodist Le Bonheur Healthcare, Series A, 5.00%, 5/01/36.	$4,000,000	$4,640,160
	Methodist Le Bonheur Healthcare, Series B, AGMC Insured, Pre-Refunded, 5.25%, 9/01/27	5,000,000	5,161,650
	South Blount County Utility District Waterworks Revenue,
	Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/33	315,000	345,977
	Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/39	1,040,000	1,148,649
	Refunding and Improvement, AGMC Insured, 5.00%, 12/01/33	685,000	747,404
	Refunding and Improvement, AGMC Insured, 5.25%, 12/01/39	2,270,000	2,486,535
	Tennessee HDA Residential Financing Program Revenue, Issue 1C, 4.00%, 7/01/43	2,200,000	2,304,104
	Tennessee HDA Revenue,
	Homeownership Program, Series 1, 5.00%, 7/01/29	865,000	886,608
	Homeownership Program, Series 2C, 3.80%, 7/01/43	1,405,000	1,386,637
	Tennessee State School Bond Authority Revenue,
	Higher Educational Facilities, Second Program, Refunding, Series B, 5.00%, 11/01/40	10,000,000	11,629,200
	Higher Educational Facilities, Second Program, Refunding, Series B, 5.00%, 11/01/45	5,000,000	5,782,150
	Higher Educational Facilities, Second Program, Series A, Pre-Refunded, 5.00%, 5/01/39	3,000,000	3,228,870
	Higher Educational Facilities, Second Program, Series B, Pre-Refunded, 5.50%, 5/01/38	4,000,000	4,167,040
	West Knox Utility District Knox County Water and Sewer Revenue, Refunding and Improvement, 5.00%, 6/01/41	1,000,000	1,146,970
	West Wilson Utility District of Wilson County Water Revenue,
	Pre-Refunded, 5.00%, 6/01/33	3,000,000	3,446,520
	Refunding and Improvement, 5.00%, 6/01/40	1,545,000	1,766,599
	Wilson County GO, School, Series A, 4.00%, 4/01/42	5,000,000	5,332,900

			278,276,622

	U.S. Territories 3.9%
	Guam 1.7%
	Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed,
	Refunding, 5.25%, 6/01/32	1,325,000	1,325,238
	Guam Government Limited Obligation Revenue, Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,205,000	3,567,646

			4,892,884

	Puerto Rico 2.2%
	Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	3,462,500
[b]	Puerto Rico Sales Tax FICO Sales Tax Revenue,
	First Subordinate, Series A, 6.50%, 8/01/44	7,500,000	2,025,000
	First Subordinate, Series C, 5.50%, 8/01/40	4,000,000	1,070,000

			6,557,500

	Total U.S. Territories		11,450,384

	Total Municipal Bonds before Short Term Investments (Cost $284,196,856)		289,727,006

42	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

		Principal Amount	Value

	Short Term Investments (Cost $1,900,000) 0.7%
	Municipal Bonds 0.7%
	Tennessee 0.7%
c	Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 0.78%, 6/01/42	$1,900,000	$1,900,000

	Total Investments (Cost $286,096,856) 100.1%		291,627,006

	Other Assets, less Liabilities (0.1)%		(269,302)

	Net Assets 100.0%		$291,357,704

See Abbreviations on page 56.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 6 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities

May 31, 2017

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,264,900,410	$286,096,856

Value - Unaffiliated issuers	$2,479,061,665	$291,627,006
Cash	62,281	20,312
Receivables:
Investment securities sold	561,103	—
Capital shares sold	5,693,797	567,323
Interest	26,405,197	3,576,106
Affiliates	75,166	—
Other assets	1,728	217

Total assets	2,511,860,937	295,790,964

Liabilities:
Payables:
Investment securities purchased	46,783,301	3,533,940
Capital shares redeemed	5,227,668	598,356
Management fees	948,806	132,382
Distribution fees	316,689	22,751
Transfer agent fees	216,462	26,536
Distributions to shareholders	1,508,906	66,386
Accrued expenses and other liabilities	147,493	52,909

Total liabilities	55,149,325	4,433,260

Net assets, at value	$2,456,711,612	$291,357,704

Net assets consist of:
Paid-in capital	$2,350,822,355	$292,840,969
Undistributed net investment income	4,416,736	391,514
Net unrealized appreciation (depreciation)	214,161,255	5,530,150
Accumulated net realized gain (loss)	(112,688,734)	(7,404,929)

Net assets, at value	$2,456,711,612	$291,357,704

Class A:
Net assets, at value	$1,377,513,597	$267,442,111

Shares outstanding.	126,531,016	24,064,654

Net asset value per share[a]	$10.89	$11.11

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.37	$11.60

Class C:
Net assets, at value	$358,308,409

Shares outstanding	32,677,270

Net asset value and maximum offering price per share[a]	$10.97

Advisor Class:
Net assets, at value	$720,889,606	$23,915,593

Shares outstanding	66,073,263	2,150,833

Net asset value and maximum offering price per share	$10.91	$11.12

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended May 31, 2017

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Investment income:
Interest	$105,561,081	$12,265,049

Expenses:
Management fees (Note 3a)	11,323,349	1,615,323
Distribution fees: (Note 3c)
Class A	1,416,803	293,100
Class C	2,479,932	—
Transfer agent fees: (Note 3e)
Class A	558,458	122,658
Class C	150,430	—
Advisor Class	259,803	4,026
Custodian fees	20,372	2,509
Reports to shareholders	80,875	14,719
Registration and filing fees	85,612	10,271
Professional fees	165,070	99,683
Trustees’ fees and expenses	60,221	7,507
Other	409,805	44,432

Total expenses	17,010,730	2,214,228

Net investment income	88,550,351	10,050,821

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(18,352,854)	(818,022)
Net change in unrealized appreciation (depreciation) on investments	(34,323,790)	(8,256,443)

Net realized and unrealized gain (loss)	(52,676,644)	(9,074,465)

Net increase (decrease) in net assets resulting from operations	$35,873,707	$976,356

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	Year Ended May 31,		Year Ended May 31,

	2017	2016	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income	$88,550,351	$84,120,399	$10,050,821	$10,441,637
Net realized gain (loss)	(18,352,854)	(3,670,661)	(818,022)	(1,191,121)
Net change in unrealized appreciation (depreciation)	(34,323,790)	98,799,680	(8,256,443)	2,575,461

Net increase (decrease) in net assets resulting from operations	35,873,707	179,249,418	976,356	11,825,977

Distributions to shareholders from:
Net investment income:
Class A	(51,026,975)	(52,806,784)	(9,757,030)	(10,343,510)
Class C	(11,517,585)	(11,394,081)	—	—
Advisor Class	(24,364,295)	(21,295,565)	(334,234)	—

Total distributions to shareholders	(86,908,855)	(85,496,430)	(10,091,264)	(10,343,510)

Capital share transactions: (Note 2)
Class A	(34,287,887)	92,169,914	(30,909,215)	12,230,945
Class C	(10,735,616)	36,708,855	—	—
Advisor Class	97,054,533	138,044,150	24,088,272	—

Total capital share transactions	52,031,030	266,922,919	(6,820,943)	12,230,945

Net increase (decrease) in net assets	995,882	360,675,907	(15,935,851)	13,713,412
Net assets:
Beginning of year	2,455,715,730	2,095,039,823	307,293,555	293,580,143

End of year.	$2,456,711,612	$2,455,715,730	$291,357,704	$307,293,555

Undistributed net investment income included in net assets:
End of year	$4,416,736	$3,126,930	$391,514	$450,309

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Effective September 15, 2016, Franklin Tennessee Municipal Bond Fund began offering a new class of shares, Advisor class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A & Advisor Class
Franklin Tennessee Municipal Bond Fund

Class A, Class C & Advisor Class
Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

franklintempleton.com	Annual Report	47

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

48	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended May 31, 2017
Shares sold	31,697,553	$345,600,673	2,948,487	$33,501,178
Shares issued in reinvestment of distributions	4,015,363	43,789,074	793,864	8,950,558
Shares redeemed	(39,209,150)	(423,677,634)	(6,536,070)	(73,360,951)

Net increase (decrease)	(3,496,234)	$(34,287,887)	(2,793,719)	$(30,909,215)

Year ended May 31, 2016
Shares sold	30,832,731	$332,124,577	3,943,392	$44,794,337
Shares issued in reinvestment of distributions	4,080,352	44,055,673	817,838	9,280,939
Shares redeemed	(26,391,263)	(284,010,336)	(3,691,266)	(41,844,331)

Net increase (decrease)	8,521,820	$92,169,914	1,069,964	$12,230,945

Class C Shares:
Year ended May 31, 2017
Shares sold	6,119,658	$67,989,851
Shares issued in reinvestment of distributions	833,005	9,144,337
Shares redeemed	(8,072,631)	(87,869,804)

Net increase (decrease)	(1,119,968)	$(10,735,616)

Year ended May 31, 2016
Shares sold	6,876,895	$74,909,800
Shares issued in reinvestment of distributions	808,943	8,791,576
Shares redeemed	(4,335,827)	(46,992,521)

Net increase (decrease)	3,350,011	$36,708,855

Advisor Class Shares:
Year ended May 31, 2017[a]
Shares sold	29,267,976	$317,060,971	2,530,972	$28,323,128
Shares issued in reinvestment of distributions	1,526,824	16,667,915	30,102	334,104
Shares redeemed	(21,879,971)	(236,674,353)	(410,241)	(4,568,960)

Net increase (decrease)	8,914,829	$97,054,533	2,150,833	$24,088,272

Year ended May 31, 2016
Shares sold	20,333,235	$220,443,000
Shares issued in reinvestment of distributions	1,270,053	13,749,421
Shares redeemed	(8,901,598)	(96,148,271)

Net increase (decrease)	12,701,690	$138,044,150

aFor the period September 15, 2016 (effective date) to May 31, 2017 for Franklin Tennessee Muncipal Bond Fund.

franklintempleton.com	Annual Report	49

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

For the year ended May 31, 2017, each Fund’s effective investment management fee rate based on average daily net assets was as follows:

Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
0.460%	0.526%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

50	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Reimbursement Plans:

Class A	0.15%	0.15%

Compensation Plans:

Class C	0.65%	—

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$305,914	$85,327

CDSC retained	$ 66,734	$ 71

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Transfer agent fees	$261,898	$30,119

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. Purchases and sales for the year ended May 31, 2017, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Purchases	$204,920,000	$8,600,000
Sales	$111,155,000	$7,200,000

franklintempleton.com	Annual Report	51

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2017, the capital loss carryforwards were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Capital loss carryforwards subject to expiration:
2018	$32,781,484	$–
2019	21,604,912	–
Capital loss carryforwards not subject to expiration:
Short term	44,227,219	4,714,607
Long term	13,599,648	2,363,545

Total capital loss carryforwards	$112,213,263	$7,078,152

On May 31, 2017, Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund had expired capital loss carryforwards of $5,767,799 and $810,129 respectively, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2017 and 2016, was as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund
	2017	2016	2017	2016
Distributions paid from tax exempt income.	$86,908,855	$85,496,430	$10,091,264	$10,343,510

At May 31, 2017, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Cost of investments	$2,262,959,288	$286,528,152

Unrealized appreciation	$ 250,066,315	$14,942,697
Unrealized depreciation	(33,963,938)	(9,843,843)

Net unrealized appreciation (depreciation)	$ 216,102,377	$ 5,098,854

Undistributed tax exempt income	$ 5,214,251	$ 411,237
Undistributed ordinary income	63,033	151,180

Distributable earnings.	$ 5,277,284	$ 562,417

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

52	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2017, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Purchases	$551,593,239	$56,558,086
Sales	$450,733,431	$57,732,039

6. Credit Risk and Defaulted Securities

At May 31, 2017, Franklin California High Yield Municipal Fund had 23.9% of its portfolio invested in high yield securities, rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2017, the aggregate value of these securities for Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund was $16,500,000 and $3,095,000, representing 0.7% and 1.1% respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Units	Issuer	Acquisition Date	Cost	Value
Franklin California High Yield Municipal Fund
7,830,849	[a]1155 Island Avenue LLC, LP (Value is 0.0%† of Net Assets)	12/04/14	$611,327	$611,323

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $3,896,991 as of May 31, 2017.

franklintempleton.com	Annual Report	53

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended May 31, 2017, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin California High Yield Municipal Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$611,323	$611,323
Corporate Bonds	—	3,896,991	—	3,896,991
Municipal Bonds	—	2,286,375,351	—	2,286,375,351
Short Term Investments	—	188,178,000	—	188,178,000

Total Investments in Securities	$—	$2,478,450,342	$611,323	$2,479,061,665

Franklin Tennessee Municipal Bond Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$289,727,006	$—	$289,727,006
Short Term Investments	—	1,900,000	—	1,900,000

Total Investments in Securities	$—	$291,627,006	$—	$291,627,006

54	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Funds’ financial statements and related disclosures.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com	Annual Report	55

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	HDA	Housing Development Authority/Agency
ABAG	The Association of Bay Area Governments	ID	Improvement District
AD	Assessment District	IDB	Industrial Development Bond/Board
AGMC	Assured Guaranty Municipal Corp.	LOC	Letter of Credit
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BAM	Build America Mutual Assurance Co.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PCFA	Pollution Control Financing Authority
COP	Certificate of Participation	PFA	Public Financing Authority
CRDA	Community Redevelopment Authority/Agency	PFAR	Public Financing Authority Revenue
CSD	Central School District	PIK	Payment-In-Kind
ETM	Escrow to Maturity	PUD	Public Utility District
FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority
FHA	Federal Housing Authority/Agency	SPA	Standby Purchase Agreement
FICO	Financing Corp.	UHSD	Unified/Union High School District
GNMA	Government National Mortgage Association	USD	Unified/Union School District
GO	General Obligation	XLCA	XL Capital Assurance

56	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Municipal Securities Trust and Shareholders of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (the “Funds”) as of May 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2017

franklintempleton.com	Annual Report	57

FRANKLIN MUNICIPAL SECURITIES TRUST

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2017. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

58	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and H.J. Heinz Company (processed foods and allied products) (1998-2006)

Principal Occupation During at Least the Past 5 Years:

Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly, Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	140	Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present). RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

franklintempleton.com	Annual Report	59

FRANKLIN MUNICIPAL SECURITIES TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	114	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board and Trustee since 2013	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

60	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

franklintempleton.com	Annual Report	61

FRANKLIN MUNICIPAL SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

62	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	63

FRANKLIN MUNICIPAL SECURITIES TRUST

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

(each a Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of Franklin Municipal Securities Trust, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees,

determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2016. The Board considered the performance returns for each Fund in

64	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin California High Yield Municipal Fund - The Performance Universe for this Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Tennessee Municipal Bond Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and 10-year periods was above the median of its Performance Universe, but for the three- and five-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group).

Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund - The Expense Group for the Franklin California High Yield Municipal Fund included the Fund and nine other California municipal debt funds. The Expense Group for the Franklin Tennessee Municipal Bond Fund included the Fund and eight other “other states” municipal debt funds. The Board noted that the Management Rates for these Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians and in the first quintile of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation

franklintempleton.com	Annual Report	65

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

66	Annual Report	franklintempleton.com

This page intentionally left blank.

This page intentionally left blank.

Annual Report and Shareholder Letter Franklin Municipal Securities Trust
Investment Manager Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	MUN A 07/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $72,690 for the fiscal year ended May 31, 2017 and $78,227 for the fiscal year ended May 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2017 and $957 for the fiscal year ended May 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended May 31, 2017 and $663,151 for the fiscal year ended May 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended May 31, 2017 and $664,108 for the fiscal year ended May 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date	July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date	July 27, 2017

By	/s/ Gaston Gardey
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	July 27, 2017